EXHIBIT 23
                                                                      ----------

                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

DRYCLEAN USA, Inc.
Miami, Florida

We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statements on Form S-8,  (File No.  333-37574,  333-37576 and  333-37582) of our
report dated August 30, 2001, relating to the consolidated financial statements of DRYCLEAN USA, Inc., appearing in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2001.


Miami, Florida                                                 BDO Seidman, LLP
September 28, 2001